                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04003

                      Van Kampen Government Securities Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   9/30

Date of reporting period:   3/31/04

Item 1. Report to Shareholders

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Government Securities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Fund shares are neither insured nor guaranteed by the U.S. government.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                              A SHARES               B SHARES               C SHARES
                           since 07/16/84         since 12/20/91         since 03/10/93
------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX                  W/MAX.
                                      4.75%                  4.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception            7.69%       7.42%      5.65%       5.65%      4.95%      4.95%

10-year                    6.25        5.73       5.77        5.77       5.45       5.45

5-year                     5.81        4.79       5.03        4.79       5.05       5.05

1-year                     2.20       -2.65       1.53       -2.39       1.54       0.56

6-month                    1.53       -3.26       1.15       -2.82       1.15       0.16
------------------------------------------------------------------------------------------
SEC Yield                       2.64%                  2.04%                  2.04%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect their conversion into Class A share ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Government Securities Fund is managed by the adviser's Taxable Fixed Income team.(1) Members of the team include W. David Armstrong and Scott F. Richard, Managing Directors, and Jaidip Singh, Executive Director.

MARKET CONDITIONS

Over the six months, we saw a significant pick up in domestic economic growth; Gross Domestic Product (GDP) growth for both the fourth quarter of 2003 and first quarter of 2004 came in at a little over 4 percent. Inflation remained in check, with the core rate (exclusive of food and energy costs) staying close to
1.2 percent. After losing substantial value against foreign currencies in recent months, the dollar was able to make its way moderately higher.

The investment environment for government securities over this period was at first influenced by events that took place in the summer and early fall of 2003, just before the beginning of this reporting period. In the summer of 2003, Treasury yields spiked upward, in anticipation of improving economic growth and the potential for the Federal Reserve to raise short-term interest rates. Instead, the Federal Reserve (having cut the Federal funds target rate early in the summer) kept rates at their very low levels and appeared to have a somewhat more cautionary outlook for economic growth. It seemed likely that the Federal Reserve was not going to raise rates until the later part of 2004 or early 2005.

As a consequence, during the reporting period the fixed-income market had to work off the expectations for rising interest rates that had been factored into bond prices. This anticipation caused yields on 10-year Treasuries to fall by about 11 basis points, to 3.83 percent from 3.94 percent. Yields on two-year Treasuries, however, rose by 11 basis points, while three-month Treasuries were essentially unchanged for the period. On the whole, expectations for a modest boost in interest rates appeared to still be embedded in bond prices as the reporting period came to a close.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

The fund underperformed its benchmark, the Lehman Brothers Government/Mortgage Index, for the period. (See table below.) We had kept the fund's duration, or sensitivity to interest-rate changes, shorter than the benchmark level as we anticipated upward movement in interest rates. We believe this positioning was prudent, given that interest rates were near historically low levels and the economy was showing signs of improvement, but it had a negative impact on overall performance during the reporting period. The fund's performance was stronger in the first three months of the period, when market interest rates did move somewhat higher. Performance was not as solid, however, in the second three months of the period. During this time, it became apparent that the Federal Reserve would postpone action on interest rates for some time to come, which caused interest rates to decline.

The fund continued to hold a balanced mix of assets across government-bond sectors. Overall, holdings among Treasury securities dampened performance, as investors preferred higher yielding mortgage-backed and agency securities. Longer-maturity Treasuries in our portfolio did perform well, however, while those in the two- to five-year maturity range were relatively the weakest.

The fund's mortgage-backed holdings contributed positively to performance over the six months. Within this sector, we maintained a bias toward somewhat higher-coupon securities. We believe these bonds are attractive now and are positioned to benefit from an improving economy and the higher interest rates that should accompany it. On the whole, the market was very favorable for those securities that offered incremental yield over Treasury securities.

At this point, we believe the portfolio is positioned well for a more-constructive economic environment. Higher interest rates appear to be closer on the horizon, a situation that should be favorable to our portfolio's shorter-duration stance. The fund's balanced mix of assets should also be beneficial in the months to come. The mortgage-backed and agency securities--known as "spread" assets--may benefit from improvements in the economic environment, while the Treasury securities may provide some cushion in case of unexpected, negative developments on the national or global scene.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

-------------------------------------------------------------------
                                         LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   GOVERNMENT/MORTGAGE INDEX

       1.53%     1.15%     1.15%              2.68%
-------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

We intend to continue our careful, disciplined investment approach, and to closely monitor the market and economy for new developments and potential opportunities.

TOP SECTORS AS OF 3/31/04                   COUPON DISTRIBUTION AS OF 3/31/04
U.S. Treasuries               44.6%         Less than 6.0                 43.4%
FNMAs                         34.4          6.0-6.9                       29.4
FHLMCs                        15.8          7.0-7.9                       15.4
GNMAs                          5.2          8.0-8.9                        5.2
                                            9.0-9.9                        3.6
                                            10.0 or more                   3.0

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                          COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS  2.7%
$  8,357   Federal Home Loan Banks (Interest
           Only)..............................    6.000%         02/15/29         $      372,277
  12,357   Federal Home Loan Mortgage Corp.
           (Interest Only) (Inverse Floating
           Rate) (a)..........................    6.910          03/15/32                986,639
   9,529   Federal Home Loan Mortgage Corp.
           (Interest Only)....................    6.000          05/01/31              1,414,623
  17,852   Federal Home Loan Mortgage Corp.
           (Interest Only)....................    6.500    04/01/28 to 05/15/33        2,586,663
     759   Federal National Mortgage
           Association (REMIC)................    1.543          03/25/09                763,131
  20,250   Federal National Mortgage
           Association........................    6.022          11/25/10             22,668,451
  31,187   Federal National Mortgage
           Association (Interest Only)
           (REMIC)............................    6.000    08/25/32 to 07/25/33        2,991,581
  29,474   Federal National Mortgage
           Association (Interest Only)........    6.500          05/25/33              3,125,900
  10,328   Federal National Mortgage
           Association (Interest Only)
           (REMIC)............................    7.000          04/25/33              1,127,516
   2,716   Federal National Mortgage
           Association Pools (Interest
           Only)..............................    6.500          02/25/33                367,019
  12,625   Government National Mortgage
           Association (Interest Only) (REMIC)
           (Inverse Floating Rate) (a)........    6.310          05/16/32                786,537
  11,993   Government National Mortgage
           Association (Interest Only) (REMIC)
           (Inverse Floating Rate) (a)........    6.910          05/16/32              1,081,564
                                                                                  --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS......................................       38,271,901
                                                                                  --------------

           MORTGAGE BACKED SECURITIES  42.3%
   1,726   Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools.................    6.000    04/01/29 to 06/01/31        1,795,107
  19,846   Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools.................    6.500    02/01/26 to 08/01/32       20,864,565
  23,959   Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools.................    7.500    03/01/20 to 11/01/32       25,797,036
   3,012   Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools.................    8.000    07/01/24 to 10/01/31        3,259,026
       0   Federal Home Loan Mortgage Corp.
           Non-Gold 30 Year Pools.............   11.000          02/01/14                    176
  12,900   Federal Home Loan Mortgage
           Corp., April.......................    7.500            TBA                13,883,625
   4,159   Federal National Mortgage
           Association 15 Year Dwarf Pools....    6.000    01/01/09 to 07/01/14        4,394,138

 6                                             See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                          COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$  3,191   Federal National Mortgage
           Association 15 Year Dwarf Pools....    6.500%   12/01/07 to 06/01/12   $    3,397,340
     448   Federal National Mortgage
           Association 15 Year Dwarf Pools....    7.000    08/01/14 to 07/01/15          479,375
   3,436   Federal National Mortgage
           Association 15 Year Dwarf Pools....    7.500    01/01/07 to 05/01/15        3,682,842
     650   Federal National Mortgage
           Association 20 Year Pools..........    7.000    01/01/18 to 09/01/21          690,996
       3   Federal National Mortgage
           Association 20 Year Pools..........    7.500          06/01/21                  3,443
  10,044   Federal National Mortgage
           Association 30 Year Pools..........    6.000    03/01/28 to 07/01/29       10,482,990
 147,498   Federal National Mortgage
           Association 30 Year Pools..........    6.500    05/01/23 to 02/01/34      155,060,106
  44,481   Federal National Mortgage
           Association 30 Year Pools..........    7.000    07/01/22 to 05/01/33       47,234,607
  42,543   Federal National Mortgage
           Association 30 Year Pools..........    7.500    03/01/32 to 12/01/32       45,622,748
   6,048   Federal National Mortgage
           Association 30 Year Pools..........    8.000    09/01/24 to 04/01/32        6,546,528
     187   Federal National Mortgage
           Association 30 Year Pools
           (FHA/VA)...........................    8.500    01/01/22 to 09/01/24          205,836
      49   Federal National Mortgage
           Association 30 Year Pools..........   11.500    05/01/15 to 05/01/19           55,635
     573   Federal National Mortgage
           Association 30 Year Pools..........   12.000    03/01/13 to 01/01/16          657,176
  21,500   Federal National Mortgage
           Association, April.................    6.000            TBA                22,635,458
  29,450   Federal National Mortgage
           Association, April.................    6.500            TBA                30,940,906
  64,875   Federal National Mortgage
           Association, April.................    7.000            TBA                68,868,835
  24,800   Federal National Mortgage
           Association, May...................    5.500            TBA                25,342,500
  41,500   Federal National Mortgage
           Association, May...................    6.000            TBA                43,121,073
   2,798   Government National Mortgage
           Association 30 Year Pools..........    6.000          12/15/28              2,932,830
   6,246   Government National Mortgage
           Association 30 Year Pools..........    6.500    06/15/23 to 02/15/29        6,612,808
   8,652   Government National Mortgage
           Association 30 Year Pools..........    7.000    12/15/22 to 12/15/27        9,190,073
   6,631   Government National Mortgage
           Association 30 Year Pools..........    7.500    02/15/07 to 08/15/28        7,174,380
   5,386   Government National Mortgage
           Association 30 Year Pools..........    8.000    07/15/07 to 10/15/25        5,936,570

See Notes to Financial Statements                                              7

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                          COUPON           MATURITY             VALUE
------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$  3,245   Government National Mortgage
           Association 30 Year Pools..........    8.500%   09/15/04 to 12/15/21   $    3,604,971
   1,472   Government National Mortgage
           Association 30 Year Pools..........    9.000    12/15/17 to 12/15/19        1,649,653
      26   Government National Mortgage
           Association 30 Year Pools..........   11.000    01/15/10 to 11/15/20           29,762
     827   Government National Mortgage
           Association 30 Year Pools..........   12.000    06/15/11 to 06/15/15          958,517
     346   Government National Mortgage
           Association 30 Year Pools..........   12.500    05/15/10 to 11/15/15          402,619
     698   Government National Mortgage
           Association II 30 Year Pools.......    6.000          04/20/29                730,613
  33,175   Government National Mortgage
           Association, April.................    5.500            TBA                34,128,781
                                                                                  --------------
TOTAL MORTGAGE BACKED SECURITIES  42.3%........................................      608,373,644
                                                                                  --------------

           UNITED STATES GOVERNMENT AGENCY
           OBLIGATION  11.0%
 155,865   Federal Home Loan Mortgage
           Corp. .............................    2.750          08/15/06            158,833,137
                                                                                  --------------

           UNITED STATES TREASURY
           OBLIGATIONS  45.2%
 106,000   United States Treasury Bonds.......    5.250          11/15/28            111,945,964
  20,000   United States Treasury Bonds.......    6.250          08/15/23             23,786,720
   9,500   United States Treasury Bonds.......    8.125          08/15/21             13,467,371
   1,000   United States Treasury Bonds (b)...    8.750          05/15/17              1,450,508
  28,000   United States Treasury Bonds (b)...    8.750          08/15/20             41,560,316
  34,000   United States Treasury Bonds.......    9.250          02/15/16             50,347,914
   7,000   United States Treasury Bonds.......   10.375          11/15/12              8,950,431
  10,000   United States Treasury Bonds.......   10.750          08/15/05             11,287,900
   5,500   United States Treasury Bonds.......   11.625          11/15/04              5,859,651
  11,000   United States Treasury Bonds.......   12.000          08/15/13             15,260,355
 125,900   United States Treasury Notes.......    1.625          04/30/05            126,544,356
  15,000   United States Treasury Notes.......    3.875          02/15/13             15,208,605
 154,000   United States Treasury Notes.......    4.000          11/15/12            157,970,428
  27,350   United States Treasury Notes.......    6.000          08/15/09             31,573,250
   9,600   United States Treasury Notes.......    6.500          10/15/06             10,715,251
   8,250   United States Treasury Notes.......    6.500          02/15/10              9,783,345
  11,500   United States Treasury Notes.......    6.625          05/15/07             13,088,898
   1,000   United States Treasury Notes
           (STRIPS)...........................    *              05/15/11                777,229
                                                                                  --------------
TOTAL UNITED STATES TREASURY OBLIGATIONS.......................................      649,578,492
                                                                                  --------------

 8                                             See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                          COUPON         MATURITY             VALUE
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  101.2%
  (Cost $1,432,161,018).....................................................   $1,455,057,174

REPURCHASE AGREEMENT  $15.0%
          State Street Bank & Trust Co. ($215,276,000 par collateralized by
          U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 03/31/04, to be sold on 04/01/04 at
          $215,281,980) (Cost $215,276,000).................................      215,276,000
                                                                               --------------

TOTAL INVESTMENTS  116.2%
  (Cost $1,647,437,018).....................................................    1,670,333,174
LIABILITIES IN EXCESS OF OTHER ASSETS  (16.2%)..............................     (232,386,083)
                                                                               --------------

NET ASSETS  100.0%..........................................................   $1,437,947,091
                                                                               ==============

*   Zero Coupon bond.

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the prize of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

See Notes to Financial Statements                                              9

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $215,276,000 (Cost $1,647,437,018)........................  $1,670,333,174
Receivables:
  Investments Sold..........................................      68,565,684
  Interest..................................................      11,384,284
  Fund Shares Sold..........................................         582,485
Other.......................................................         340,666
                                                              --------------
    Total Assets............................................   1,751,206,293
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     307,014,113
  Fund Shares Repurchased...................................       2,240,347
  Income Distributions......................................       1,349,150
  Distributor and Affiliates................................       1,054,639
  Investment Advisory Fee...................................         657,108
  Variation Margin on Futures...............................         164,520
  Custodian Bank............................................           3,927
Trustees' Deferred Compensation and Retirement Plans........         437,283
Accrued Expenses............................................         338,115
                                                              --------------
    Total Liabilities.......................................     313,259,202
                                                              --------------
NET ASSETS..................................................  $1,437,947,091
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,577,580,775
Net Unrealized Appreciation.................................      21,586,059
Accumulated Undistributed Net Investment Income.............     (15,045,015)
Accumulated Net Realized Loss...............................    (146,174,728)
                                                              --------------
NET ASSETS..................................................  $1,437,947,091
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,240,844,948 and 118,937,589 shares of
    beneficial interest issued and outstanding).............  $        10.43
    Maximum sales charge (4.75%* of offering price).........             .52
                                                              --------------
    Maximum offering price to public........................  $        10.95
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $162,227,059 and 15,601,926 shares of
    beneficial interest issued and outstanding).............  $        10.40
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,875,084 and 3,363,846 shares of
    beneficial interest issued and outstanding).............  $        10.37
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $29,714,252
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,958,321
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,582,570, $875,559 and $201,573,
  respectively).............................................    2,659,702
Shareholder Services........................................    1,250,231
Custody.....................................................      130,752
Legal.......................................................       32,224
Trustees' Fees and Related Expenses.........................       19,592
Other.......................................................      286,042
                                                              -----------
    Total Expenses..........................................    8,336,864
    Less Credits Earned on Cash Balances....................        8,613
                                                              -----------
    Net Expenses............................................    8,328,251
                                                              -----------
NET INVESTMENT INCOME.......................................  $21,386,001
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,888,341
  Futures...................................................     (778,265)
                                                              -----------
Net Realized Gain...........................................    4,110,076
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   25,848,330
                                                              -----------
  End of the Period:
    Investments.............................................   22,896,156
    Futures.................................................   (1,310,097)
                                                              -----------
                                                               21,586,059
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,262,271)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (152,195)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $21,233,806
                                                              ===========

See Notes to Financial Statements                                             11

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                          MARCH 31, 2004    SEPTEMBER 30, 2003
                                                         -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $   21,386,001      $   48,744,717
Net Realized Gain......................................        4,110,076          62,366,507
Net Unrealized Depreciation During the Period..........       (4,262,271)        (79,086,802)
                                                          --------------      --------------
Change in Net Assets from Operations...................       21,233,806          32,024,422
                                                          --------------      --------------

Distributions from Net Investment Income:
  Class A Shares.......................................      (27,869,455)        (67,738,936)
  Class B Shares.......................................       (3,179,617)         (8,747,336)
  Class C Shares.......................................         (734,636)         (2,048,036)
                                                          --------------      --------------
Total Distributions....................................      (31,783,708)        (78,534,308)
                                                          --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      (10,549,902)        (46,509,886)
                                                          --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................       72,267,773         419,208,114
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       22,688,158          55,333,458
Cost of Shares Repurchased.............................     (205,474,162)       (588,432,651)
                                                          --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     (110,518,231)       (113,891,079)
                                                          --------------      --------------
TOTAL DECREASE IN NET ASSETS...........................     (121,068,133)       (160,400,965)
NET ASSETS:
Beginning of the Period................................    1,559,015,224       1,719,416,189
                                                          --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $(15,045,015) and
  $(4,647,308), respectively)..........................   $1,437,947,091      $1,559,015,224
                                                          ==============      ==============

 12                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                         YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                MARCH 31,     ------------------------------------------------------------
                               2004 (a)     2003 (a)    2002 (a) (b)      2001        2000        1999
                              --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD..................  $  10.50     $  10.79      $  10.41      $   9.77    $   9.72    $  10.64
                               --------     --------      --------      --------    --------    --------
 Net Investment Income.......       .16          .32           .38           .54         .56         .61
 Net Realized and Unrealized
   Gain/Loss.................       .00(e)      (.10)          .50           .61         .05        (.90)
                               --------     --------      --------      --------    --------    --------
Total from Investment
 Operations..................       .16          .22           .88          1.15         .61        (.29)
Less Distributions from Net
 Investment Income...........       .23          .51           .50           .51         .56         .63
                               --------     --------      --------      --------    --------    --------
NET ASSET VALUE, END OF THE
 PERIOD......................  $  10.43     $  10.50      $  10.79      $  10.41    $   9.77    $   9.72
                               ========     ========      ========      ========    ========    ========

Total Return (c).............     1.53%*       2.09%         8.76%        12.07%       6.53%      -2.71%
Net Assets at End of the
 Period (In millions)........  $1,240.8     $1,323.8      $1,467.9      $1,361.8    $1,389.6    $1,688.8
Ratio of Expenses to Average
 Net Assets..................     1.01%         .99%          .99%         1.02%       1.00%       1.02%
Ratio of Net Investment
 Income to Average Net
 Assets......................     2.98%        3.04%         3.69%         5.41%       5.91%       6.01%
Portfolio Turnover...........      114%*        360%(d)        97%           65%        100%         94%

*   Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.93% to 3.69%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's current year portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the last fiscal year than in previous fiscal years.

(e) Amount is less than $.01.

See Notes to Financial Statements                                             13

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                         YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                  MARCH 31,     ------------------------------------------------------------
                                 2004 (a)     2003 (a)    2002 (a) (b)    2001 (a)    2000 (a)    1999 (a)
                                --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD....................   $10.47       $10.76        $10.40        $ 9.76      $9.71       $10.63
                                  ------       ------        ------        ------      -----       ------
 Net Investment Income.........      .12          .24           .30           .47        .49          .53
 Net Realized and Unrealized
   Gain/Loss...................      .00(e)      (.10)          .49           .61        .05         (.89)
                                  ------       ------        ------        ------      -----       ------
Total from Investment
 Operations....................      .12          .14           .79          1.08        .54         (.36)
Less Distributions from Net
 Investment Income.............      .19          .43           .43           .44        .49          .56
                                  ------       ------        ------        ------      -----       ------
NET ASSET VALUE, END OF THE
 PERIOD........................   $10.40       $10.47        $10.76        $10.40      $9.76       $ 9.71
                                  ======       ======        ======        ======      =====       ======

Total Return (c)...............    1.15%*       1.36%         7.81%        11.35%      5.76%       -3.49%
Net Assets at End of the Period
 (In millions).................   $162.2       $192.1        $203.0        $104.9      $59.5       $ 93.9
Ratio of Expenses to Average
 Net Assets....................    1.77%        1.75%         1.75%         1.77%      1.75%        1.78%
Ratio of Net Investment Income
 to Average Net Assets.........    2.23%        2.28%         2.93%         4.66%      5.16%        5.24%
Portfolio Turnover.............     114%*        360%(d)        97%           65%       100%          94%

*   Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's current year portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the last fiscal year than in previous fiscal years.

(e) Amount is less than $.01.

 14                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                         YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                  MARCH 31,     ------------------------------------------------------------
                                 2004 (a)     2003 (a)    2002 (a) (b)    2001 (a)    2000 (a)    1999 (a)
                                --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD....................   $10.44       $10.73        $10.37        $ 9.74      $9.69       $10.61
                                  ------       ------        ------        ------      -----       ------
 Net Investment Income.........      .12          .24           .29           .47        .49          .53
 Net Realized and Unrealized
   Gain/Loss...................      .00(e)      (.10)          .50           .60        .05         (.89)
                                  ------       ------        ------        ------      -----       ------
Total from Investment
 Operations....................      .12          .14           .79          1.07        .54         (.36)
Less Distributions from Net
 Investment Income.............      .19          .43           .43           .44        .49          .56
                                  ------       ------        ------        ------      -----       ------
NET ASSET VALUE, END OF THE
 PERIOD........................   $10.37       $10.44        $10.73        $10.37      $9.74       $ 9.69
                                  ======       ======        ======        ======      =====       ======

Total Return (c)...............    1.15%*       1.36%         7.84%        11.27%      5.78%       -3.50%
Net Assets at End of the Period
 (In millions).................   $ 34.9       $ 43.1        $ 48.5        $ 25.6      $13.6       $ 18.7
Ratio of Expenses to Average
 Net Assets....................    1.77%        1.75%         1.75%         1.76%      1.75%        1.78%
Ratio of Net Investment Income
 to Average Net Assets.........    2.23%        2.28%         2.93%         4.67%      5.16%        5.25%
Portfolio Turnover.............     114%*        360%(d)        97%           65%       100%          94%

*   Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's current year portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the last fiscal year than in previous fiscal years.

(e) Amount is less than $.01.

See Notes to Financial Statements                                             15

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund has $238,921,178 of when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $145,637,379 which will expire between September 30, 2004 and September 30, 2009. Of this amount, $35,722,520 will expire on September 30, 2004.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,662,083,095
                                                                ==============
Gross tax unrealized appreciation...........................    $   28,175,790
Gross tax unrealized depreciation...........................       (19,925,711)
                                                                --------------
Net tax unrealized appreciation on investments..............    $    8,250,079
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

                                                                   2003
Distributions paid from:
  Ordinary income...........................................    $78,874,041

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $4,141,746

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

positions and gains or losses recognized for tax purposes on open futures transactions on March 31, 2004.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $8,613 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      .540%
Next $1 billion.............................................      .515%
Next $1 billion.............................................      .490%
Next $1 billion.............................................      .440%
Next $1 billion.............................................      .390%
Next $1 billion.............................................      .340%
Next $1 billion.............................................      .290%
Over $7 billion.............................................      .240%

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $32,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $40,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $1,001,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $292,516 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $1,444,804,942, $110,493,822 and
$22,282,011 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    5,047,856    $  52,466,134
  Class B...................................................    1,315,180       13,637,140
  Class C...................................................      596,957        6,164,499
                                                              -----------    -------------
Total Sales.................................................    6,959,993    $  72,267,773
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,872,379    $  19,446,819
  Class B...................................................      259,798        2,689,092
  Class C...................................................       53,509          552,247
                                                              -----------    -------------
Total Dividend Reinvestment.................................    2,185,686    $  22,688,158
                                                              ===========    =============
Repurchases:
  Class A...................................................  (14,042,796)   $(146,037,085)
  Class B...................................................   (4,325,922)     (44,824,032)
  Class C...................................................   (1,413,690)     (14,613,045)
                                                              -----------    -------------
Total Repurchases...........................................  (19,782,408)   $(205,474,162)
                                                              ===========    =============

    At September 30, 2003, capital aggregated $1,518,929,074, $138,991,622 and
$30,178,310 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   27,095,896    $ 288,544,010
  Class B...................................................    9,526,690      101,231,750
  Class C...................................................    2,784,151       29,432,354
                                                              -----------    -------------
Total Sales.................................................   39,406,737    $ 419,208,114
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    4,383,824    $  46,534,640
  Class B...................................................      686,885        7,270,247
  Class C...................................................      144,814        1,528,571
                                                              -----------    -------------
Total Dividend Reinvestment.................................    5,215,523    $  55,333,458
                                                              ===========    =============
Repurchases:
  Class A...................................................  (41,487,202)   $(440,216,432)
  Class B...................................................  (10,734,690)    (113,326,949)
  Class C...................................................   (3,322,673)     (34,889,270)
                                                              -----------    -------------
Total Repurchases...........................................  (55,544,565)   $(588,432,651)
                                                              ===========    =============

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 134,332 and 389,030 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the six months ended March 31, 2004 and year ended September 30, 2003, 20,420 and 0 Class C Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................  4.00%              1.00%
Second......................................................  4.00%               None
Third.......................................................  3.00%               None
Fourth......................................................  2.50%               None
Fifth.......................................................  1.50%               None
Sixth and Thereafter........................................   None               None

    For the six months ended March 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $56,400 and CDSC on redeemed shares of approximately $272,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $1,716,888,795 and $1,906,504,012 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2004 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2003...........................    2,552
Futures Opened..............................................    5,124
Futures Closed..............................................   (5,833)
                                                               ------
Outstanding at March 31, 2004...............................    1,843
                                                               ======

    The futures contracts outstanding as of March 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Bonds June 2004 (Current Notional Value of
    $114,063 per contract)..................................      412       $ 1,056,168
  U.S. Treasury Notes 10-Year Futures June 2004 (Current
    Notional Value of $115,406 per contract)................       63            79,859
                                                                -----       -----------
                                                                  475         1,136,028
                                                                -----       -----------
SHORT CONTRACTS:
  U.S. Treasury Notes 2-Year Futures June 2004 (Current
    Notional Value of $107,586 per contract)................      200          (258,435)
  U.S. Treasury Notes 5-Year Futures June 2004 (Current
    Notional Value of $113,563 per contract)................    1,168        (2,187,689)
                                                                -----       -----------
                                                                1,368        (2,446,125)
                                                                -----       -----------
                                                                1,843       $(1,310,097)
                                                                =====       ===========

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $31,208,600 and $1,513,800 for Class B and C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended March 31, 2004 are payments retained by Van Kampen of approximately $710,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $92,100.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the

VAN KAMPEN GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 24

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 29, 129, 229
                                                 GOVT SAR
                                                 5/04 RN04-00359P-Y03/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Van Kampen Government Securities Fund

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

By: /s/ John L. Sullivan
Name: John L. Sullivan
Title: Principal Financial Officer
Date: May 18, 2004